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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    --------
                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): September 29, 2005

                             TECTONIC NETWORK, INC.
             (Exact name of registrant as specified in its charter)

          DELAWARE                   033-36198                  22-3038309
(State or other jurisdiction        (Commission                (IRS Employer
      of incorporation)            File Number)             Identification No.)

                        400 Perimeter Center Terrace N.E.
                                    Suite 900
                             Atlanta, Georgia 30346
                              (Address of Principal
                               Executive Offices)

                                 (770) 804-6430
              (Registrant's telephone number, including area code)

                          1825 Barrett Lakes Boulevard
                                    Suite 260
                             Kennesaw, Georgia 30144
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events

On September 29, 2005, Tectonic Network, Inc. filed a notification of late filing on Form 12b-25 relating to its annual report on Form 10-KSB for the fiscal year ended June 30, 2005 for the following reasons.

As was previously disclosed in the Company's Form 10-QSB for the fiscal period ended March 31, 2005, the Company has incurred losses since its inception in August 2000 and has historically financed its operations principally through equity investments and borrowings, revenues from the former GO Software, Inc. business and more recently from the proceeds from the sale of GO's assets. In the Form 10-QSB, the Company predicted that its net losses and negative cash flow were likely to continue for the foreseeable future and profitability would be dependent upon significantly increasing revenues from new and existing customers, as well as reducing the Company's expense base. While the Company has engaged in a process to reduce its expense base and increase revenues, the Company has continued to experience significant losses throughout fiscal 2005 and the beginning of fiscal 2006. The Company's circumstances continue to raise substantial doubt about the Company's ability to continue as a going concern. As a result of continuing financial difficulties and the failure of the Company's expense reduction plan to effect changes rapidly, the Company has sought strategic alternatives, including additional funding. While the Company continues to engage in conversations regarding funding, it is not clear that the Company will be able to continue its operations without some form of restructure or reorganization. The Company is evaluating all alternatives, including the possibility of a restructure through bankruptcy.

The Company requires additional time to address the accounting related to the substantial doubt about the ability to continue as a going concern and will in addition need to obtain sufficient funds to pay advisors including current and predecessor accountants in order for work to be completed. As a result, it has taken the Company longer than anticipated to prepare its financial statements, and the Company's accountants and predecessor accountants will also need additional time to complete their audit of the registrant's financial statements. Consequently, the Company reported that it was not able to complete its Form 10-KSB by the prescribed date without unreasonable effort and expense.


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        TECTONIC NETWORK, INC.


Date: September 29, 2005                By: /s/ Arol R. Wolford
                                          --------------------------------------
                                                Arol R. Wolford
                                                President and
                                                Chief Executive Officer